Exhibit 99.1

Press Release FOR IMMEDIATE RELEASE

JLG Industries, Inc. 1 JLG Drive McConnellsburg, PA 17233-9533 Telephone (717) 485-5161 Fax (717) 485-6417 www.jlg.com	Contact: Juna Rowland Vice President — Corporate & Investor Relations (240) 313-1816, ir@jlg.com
JLG REPORTS RECORD FIRST QUARTER EARNINGS
Revenues up 56 percent — Operating profit margin continues to improve
McConnellsburg, PA, November 16, 2005 — JLG Industries, Inc. (NYSE: JLG) today announced consolidated revenues of $478 million for its fiscal first quarter ended October 30, 2005, an increase of 56 percent from the same prior year period. Sales increased 49 percent in the U.S. and 81 percent internationally, year-over-year. The Company reported net income of $27.9 million, or $0.53 per diluted share, compared with a net loss of $8.7 million, or $0.20 per diluted share, for the prior year period.
     “Our revenues reached a new record for the quarter, reflecting the continuing strength of demand for access products,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “We’re building products at a record pace, and component deliveries from suppliers have improved dramatically. Our order board at quarter end increased to $849 million sequentially from $631 million last quarter, and is up substantially from $200 million last year. Costs associated with raw materials, particularly steel, are being managed as our pricing actions and ongoing cost reduction activities are taking effect, resulting in a return to a more normalized operating income. Despite recent reductions in the price of oil, the cost of freight and petroleum-based components are increasing, so an additional price increase of perhaps a couple of percentage points will be considered at the beginning of calendar year 2006.
     “As announced on October 27, 2005, we are particularly pleased with the new alliance with Caterpillar Inc. to supply Cat-branded telehandlers. We are honored to have earned their confidence and endorsement of our manufacturing capabilities to produce high quality telehandlers reflective of the Cat brand. Our reputation for product innovation, quality, and after-sales service and support, coupled with Caterpillar’s global brand distribution expertise and component capabilities will offer Cat dealers around the world a broad product line to meet their customers’ needs.”
     Cash flow from operations was $29.5 million for the current quarter compared to $35.6 million last year and trade working capital was 19 percent of sales versus 25 percent of sales. Trade receivable days sales outstanding decreased to 63 from 92 year-over-year and days payable outstanding were 46 versus 55, while
(more)

JLG Industries, Inc. — page 2
inventory turns improved to 7.8 versus 5.9 year-over-year. Cash and cash equivalents was $231 million at October 30, 2005 versus $66.5 million in the prior period and net debt decreased by $250 million from the comparable period last year.
Outlook
     Jim Woodward, Executive Vice President and Chief Financial Officer commented, “Our first quarter operating income improved significantly to $50.4 million, or 10.5 percent of revenues, compared to an operating loss of $8.3 million, or negative 2.7 percent of revenues for the prior period. This improvement represents an incremental operating margin of 34 percent reflecting realization of our previous pricing actions, cost reduction efforts, a favorable adjustment in inbound freight costs and a very favorable sales mix.
     “We remain optimistic for the year. As we have previously stated, demand for our products is strong and the ability of our supply chain and facilities has been the limiting factor in our ability to take full advantage of this positive environment. Since our last update, we have been able to increase production schedules for selected models where capacity was still available, and divert planned additions to our rental fleet to sales. In addition, the investments for the recently announced Caterpillar alliance will provide additional capacity for JLG telehandlers beginning in the fourth quarter of fiscal 2006. As a result, we now project revenue growth in the 20 to 25 percent range for fiscal 2006 over 2005, up from our previous guidance of 15 to 20 percent growth.
     “With this projected revenue growth, we are raising our targeted fiscal 2006 earnings per diluted share to a range of $2.15 to $2.25 from the previous guidance of $1.95 to $2.05. This projection continues to include investments in strategic initiatives of approximately $30 million, including the previously discussed $15 million for the expansion of our ServicePLUSTM operations, formation of the Commercial Solutions Group, reopening of the Bedford facility, Atlas II military telehandler development and other proprietary projects, plus the recent addition of roughly $16 million for design and capacity investments associated with our recently announced Caterpillar alliance.”
Conference Call
     Management’s complete analysis of the Company’s quarterly results will be provided during a conference call on Thursday, November 17, 2005 at 2:00 p.m. Eastern Time. Within North America, access to the call is available by dialing (866) 362-5158, participant pass code 73492415. From international locations, call (617) 597-5397, using the same pass code. Please dial into the conference 10 minutes prior to the start. A replay of the call will be available on the website later the same day.
(more)

JLG Industries, Inc. — page 3
About JLG
     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-K for the year ended July 31, 2005.
     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com. NOTE: Information contained on our website is not incorporated by reference into this press release.
(Tables follow)

JLG Industries, Inc. — Page 4
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
REVENUES AND PROFITABILITY
Revenues	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962
Gross profit margin	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
EBITDA	59,344	154,185	71,103	53,786	27,111	2,185	105,660
Trailing twelve month EBITDA	211,344	154,185	154,185	121,445	97,995	90,653	105,660
Trailing twelve month EBITDA margin	11.1%	8.9%	8.9%	7.6%	7.0%	7.0%	8.8%
Operating income (loss)	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Net income (loss) margin	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Reported earnings (loss) per diluted share	$0.53	$1.20	$.69	$.47	$.17	$(.20)	$.61

IMPACT OF SELECTED ITEMS ON:(1)
income (expense)
PRE-TAX INCOME
Integration expenses (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(845)	$(6,261)	$(2,131)	$(1,141)	$(1,093)	$(1,896)	$(15,975)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	(119)
Net expenses on early extinguishment of debt	—	(6,493)	(217)	(6,276)	—	—	—
Currency effects (in Miscellaneous-net)	731	5,826	1,419	(961)	3,087	2,281	(2,309)
Bad debt charges (in SA&PD)	(3,509)	(6,977)	(2,533)	(1,364)	(1,948)	(1,132)	(11,560)
Inventory charges (in COS)	(1,488)	(4,423)	(1,244)	(1,279)	(308)	(1,592)	(4,519)
Early vesting incentives (in both COS, SA&PD)	—	(1,658)	—	(227)	(436)	(995)	(1,771)
Other Incentive pay (in both COS, SA&PD)	(4,846)	(22,194)	(14,810)	(7,384)	—	—	(16,923)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	(1,264)
Estimated net unrecovered steel cost (in COS)(2)	(6,005)	(64,753)	(8,702)	(8,307)	(20,980)	(26,764)	(4,695)

NET INCOME
Integration expenses (in both COS, SA&PD)	(503)	(3,846)	(1,325)	(687)	(692)	(1,191)	(10,160)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	(76)
Net expenses on early extinguishment of debt	—	(3,988)	(135)	(3,778)	—	—	—
Currency effects (in Miscellaneous-net)	435	3,578	882	(579)	1,954	1,432	(1,469)
Bad debt charges (in SA&PD)	(2,088)	(4,285)	(1,575)	(821)	(1,233)	(711)	(7,352)
Inventory charges (in COS)	(885)	(2,717)	(774)	(770)	(195)	(1,000)	(2,874)
Early vesting incentives (in both COS, SA&PD)	—	(1,018)	—	(137)	(276)	(625)	(1,126)
Other Incentive pay (in both COS, SA&PD)	(2,883)	(13,632)	(9,209)	(4,445)	—	—	(10,763)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	(804)
Estimated net unrecovered steel cost (in COS)(2)	(3,573)	(39,771)	(5,411)	(5,001)	(13,280)	(16,808)	(2,986)

EARNINGS PER SHARE
Integration expenses (in both COS, SA&PD)	(0.01)	(0.08)	(0.03)	(0.01)	(0.02)	(0.03)	(0.23)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—
Net expenses on early extinguishment of debt	—	(0.08)	—	(0.08)	—	—	—
Currency effects (in Miscellaneous-net)	0.01	0.07	0.02	(0.01)	0.04	0.03	(0.03)
Bad debt charges (in SA&PD)	(0.04)	(0.09)	(0.03)	(0.02)	(0.03)	(0.02)	(0.17)
Inventory charges (in COS)	(0.02)	(0.06)	(0.01)	(0.02)	—	(0.02)	(0.07)
Early vesting incentives (in both COS, SA&PD)	—	(0.02)	—	—	(0.01)	(0.01)	(0.03)
Other Incentive pay (in both COS, SA&PD)	(0.05)	(0.29)	(0.18)	(0.09)	—	—	(0.24)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	(0.02)
Estimated net unrecovered steel cost (in COS)(2)	(0.07)	(0.83)	(0.10)	(0.10)	(0.30)	(0.39)	(0.07)

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	379,393	419,866	419,866	377,190	354,350	333,316	400,597
Inventories	218,881	169,097	169,097	185,370	182,606	170,731	154,405
Total balance sheet debt	278,877	289,351	289,351	299,075	383,534	389,609	423,534
Limited recourse debt from finance receivables monetizations	55,921	63,658	63,658	70,586	77,601	85,733	121,794
Net debt(3)	(7,991)	2,096	2,096	59,248	286,092	242,381	269,553
Net debt (3) to total capitalization	—	—	—	12%	50%	47%	49%
Maximum loss exposure under loss pool agreements related to both finance receivable monetizations and third-party financing	18,899	29,713	29,713	28,179	27,203	26,068	25,161
Equity	507,140	478,592	478,592	436,238	284,746	276,780	281,270
Working capital	505,787	489,187	489,187	451,660	340,786	328,671	340,552
Depreciation and amortization	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Capital expenditures, net of retirements	3,129	13,435	8,282	490	2,010	2,653	11,978
Free cash flow(4)	10,087	267,457	57,152	226,844	(43,711)	27,172	(98,450)

FINANCIAL RATIOS
Days sales outstanding	62.7	57.1	57.1	55.4	83.7	92.0	78.4
Days payables outstanding	46.4	50.5	50.5	55.7	46.5	54.6	57.0
Inventory turnover (annualized)	7.8	7.6	7.6	6.9	6.4	5.9	5.8

(1)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period.

Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year.
Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Revenues
Net sales	$472,436	$1,713,782	$563,805	$499,899	$347,947	$302,131	$1,170,186
Financial products	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	477,723	1,735,030	569,579	505,356	353,434	306,661	1,193,962
Cost of sales	382,859	1,447,785	459,893	407,464	299,462	280,966	968,562

Gross profit	94,864	287,245	109,686	97,892	53,972	25,695	225,400
Gross profit margin	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
Selling and administrative expenses	38,061	142,383	43,927	39,524	30,810	28,122	128,465
Selling & administrative %	8.0%	8.2%	7.7%	7.8%	8.7%	9.2%	10.8%
Product development expenses	6,437	24,601	6,037	7,101	5,555	5,908	21,002
Product development %	1.3%	1.4%	1.1%	1.4%	1.6%	1.9%	1.8%
Restructuring charges	—	—	—	—	—	—	27

Income (loss) from operations	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Other income (deductions):
Interest expense	(5,977)	(32,198)	(6,326)	(8,554)	(8,322)	(8,996)	(38,098)
Miscellaneous, net	2,445	5,025	4,016	(4,969)	2,546	3,432	4,073

Income (loss) before taxes	46,834	93,088	57,412	37,744	11,831	(13,899)	41,881
Income tax provision (benefit)	18,968	35,915	21,716	15,022	4,347	(5,170)	15,232

Net income (loss)	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649

Return on revenues	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Earnings (loss) per common share	$.54	$1.23	$.71	$.48	$.17	$(.20)	$.62

Earnings (loss) per common share - assuming dilution	$.53	$1.20	$.69	$.47	$.17	$(.20)	$.61

Cash Dividends per share	$.005	$.020	$.005	$.005	$.005	$.005	$.020

Average basic shares outstanding	51,212	46,529	50,361	47,091	43,798	43,277	42,860

Average diluted shares outstanding	52,556	47,793	51,656	48,287	44,988	43,277	44,032

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2005	2005	2005	2005	2004	2004
ASSETS
Current assets
Cash and cash equivalents	$230,947	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	379,393	419,866	377,190	354,350	333,316	400,597
Inventories	218,881	169,097	185,370	182,606	170,731	154,405
Other current assets	48,417	56,739	58,753	47,466	45,739	41,058

Total current assets	877,638	869,299	793,793	608,727	616,284	633,716
Property, plant and equipment, net	84,879	85,855	78,270	82,387	89,443	91,504
Equipment held for rental, net	38,401	22,570	27,220	23,163	26,842	21,190
Finance receivables, less current portion	29,688	30,354	31,836	36,992	39,002	33,747
Pledged finance receivables, less current portion	26,589	33,649	40,459	50,372	56,413	86,559
Goodwill	61,598	61,641	63,134	63,165	63,017	62,885
Intangible assets, net	31,795	32,086	33,465	33,848	34,590	35,240
Other assets	64,675	68,143	56,848	80,420	66,991	62,603

	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,486	$1,496	$1,552	$3,744	$1,788	$1,729
Current portion of limited recourse debt from finance receivables monetizations	29,045	29,642	29,708	26,660	26,725	32,585
Accounts payable	200,281	200,323	194,588	139,742	150,600	139,990
Accrued expenses	141,039	148,651	116,285	97,795	108,500	118,860

Total current liabilities	371,851	380,112	342,133	267,941	287,613	293,164
Long-term debt, less current portion	221,470	224,197	226,937	302,189	302,088	300,011
Limited recourse debt from finance receivables monetizations, less current portion	26,876	34,016	40,878	50,941	59,008	89,209
Accrued post-retirement benefits	31,455	31,113	30,801	30,423	30,211	29,666
Other long-term liabilities	28,464	27,233	24,116	23,536	21,362	20,542
Provisions for contingencies	28,007	28,334	23,922	19,298	15,520	13,582
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued shares: 51,667; fiscal 2005 — 51,645; fiscal 2004 — 43,903	10,333	10,329	10,195	8,940	8,907	8,781
Additional paid-in capital	175,452	180,696	163,974	37,087	35,111	29,571
Retained earnings	338,124	310,516	275,077	252,579	245,319	254,268
Unearned compensation	—	(7,397)	(2,642)	(3,433)	(4,019)	(5,333)
Accumulated other comprehensive loss	(16,769)	(15,552)	(10,366)	(10,427)	(8,538)	(6,017)

Total shareholders’ equity	507,140	478,592	436,238	284,746	276,780	281,270

	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
OPERATIONS
Net income (loss)	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(86)	948	828	(22)	(19)	161	319
(Gain) loss on sale of equipment held for rental	(72)	(11,711)	(3,791)	(1,286)	(5,334)	(1,300)	(12,451)
Non-cash charges and credits:
Depreciation and amortization	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Other	7,031	6,986	(5,953)	6,225	3,965	2,749	17,006
Changes in selected working capital items:
Accounts receivable	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Accounts payable	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Other operating assets and liabilities	1,324	30,623	38,335	7,188	(2,340)	(12,560)	13,506
Changes in finance receivables	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Changes in pledged finance receivables	(196)	36	(190)	(248)	(917)	1,391	(14,866)
Changes in other assets and liabilities	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)

Cash flow from operating activities	29,454	142,412	54,282	100,973	(48,403)	35,560	14,741

INVESTMENTS
Purchases of property, plant and equipment	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from sale of property, plant and equipment	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from sale of equipment held for rental	438	35,065	11,775	3,103	16,037	4,150	33,269
Cash portion of acquisitions	—	(105)	—	—	(105)	—	(109,557)
Other	(28)	366	(35)	503	(56)	(46)	333

Cash flow from investing activities	(20,754)	(10,306)	(2,960)	(3,581)	5,034	(8,799)	(114,941)

FINANCING
Net (repayment) issuance of short-term debt	(11)	(6)	(58)	(1,961)	1,955	58	27
Issuance of long-term debt	—	156,018	(38)	26,002	45,038	85,016	351,999
Repayment of long-term debt	(97)	(232,666)	(3,060)	(99,374)	(45,140)	(85,092)	(362,506)
Issuance of limited recourse debt	—	—	—	—	—	—	13,979
Repayment of limited recourse debt	—	—	—	—	—	—	(253)
Payment of dividends	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	44	—	—	—	—	—	—

Cash flow from financing activities	(158)	61,668	3,224	50,691	2,905	4,848	4,789
CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258
CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	7,350	185,941	51,117	148,175	(42,193)	28,842	(95,153)
Beginning balance	223,597	37,656	172,480	24,305	66,498	37,656	132,809

Ending balance	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656

JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
SEGMENT INFORMATION REVENUES:
Machinery	$411,008	$1,461,401	$490,054	$437,595	$281,220	$252,532	$973,610
Equipment Services	63,654	259,878	75,145	64,313	69,070	51,350	204,454
Access Financial Solutions	3,061	13,751	4,380	3,448	3,144	2,779	15,898

	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

SEGMENT PROFIT (LOSS):
Machinery	$47,940	$111,974	$63,786	$51,995	$9,533	$(13,340)	$70,844
Equipment services	23,205	72,878	19,533	17,867	19,711	15,767	59,760
Access Financial Solutions	1,088	4,420	2,303	1,211	712	194	1,695
General corporate expenses	(22,928)	(75,407)	(27,103)	(21,254)	(13,801)	(13,249)	(67,308)

Segment profit (loss)	49,305	113,865	58,519	49,819	16,155	(10,628)	64,991
Add: AFS’ interest expense	1,061	6,396	1,203	1,448	1,452	2,293	10,915

Operating Income (Loss)	$50,366	$120,261	$59,722	$51,267	$17,607	$(8,335)	$75,906

PRODUCT GROUP REVENUES
Aerial work platforms	$243,874	$888,073	$313,962	$278,071	$171,517	$124,523	$562,056
Telehandlers	158,103	511,766	157,948	141,660	92,490	119,668	358,865
Excavators	9,031	61,562	18,144	17,864	17,213	8,341	52,689
After-sales service and support, including parts sales, and used and reconditioned equipment sales	61,428	252,381	73,751	62,304	66,727	49,599	196,576
Financial products	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

GEOGRAPHIC REVENUES
United States	$354,913	$1,311,450	$437,066	$379,624	$256,027	$238,733	$923,696
Europe	62,533	264,032	84,126	86,224	56,819	36,863	178,392
Other international	60,277	159,548	48,387	39,508	40,588	31,065	91,874

	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2005	2005	2005	2005	2004	2004
Net income (loss)	$27,866	$35,696	$22,722	$7,484	($8,729)	$15,271
Interest expense	5,977	6,326	8,554	8,322	8,996	9,274
Income tax provision (benefit)	18,968	21,716	15,022	4,347	(5,170)	8,748
Depreciation and amortization	6,533	7,365	7,488	6,958	7,088	5,070

EBITDA	$59,344	$71,103	$53,786	$27,111	$2,185	$38,363

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2005	2005	2005	2005	2004	2004
Net income	$93,768	$57,173	$36,748	$22,713	$17,387	$26,649
Interest expense	29,179	32,198	35,146	35,992	37,218	38,098
Income tax provision	60,053	35,915	22,947	12,815	9,765	15,232
Depreciation and amortization	28,344	28,899	26,604	26,475	26,283	25,681

EBITDA	$211,344	$154,185	$121,445	$97,995	$90,653	$105,660

Revenues	$1,906,092	$1,735,030	$1,590,611	$1,403,942	$1,287,038	$1,193,962

EBITDA Margin	11.1%	8.9%	7.6%	7.0%	7.0%	8.8%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2005	2005	2005	2005	2004	2004
Revolving credit facilities	$—	$—	$—	$—	$—	$—
$15 million cash management facility	—	—	—	1,944	—	—
$125 million senior notes	109,975	109,975	112,975	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	113,750	113,750	175,000	175,000	175,000
Miscellaneous debt	4,751	4,859	5,014	5,128	5,219	5,236
Fair value of interest rate swaps	(8,428)	(5,909)	(6,378)	(6,120)	(6,492)	(8,814)
Gain on terminated interest rate swap	2,908	3,018	3,128	4,981	5,149	5,318

Bank debt and notes	222,956	225,693	228,489	305,933	303,876	301,740
Limited recourse debt from finance receivables monetizations *	55,921	63,658	70,586	77,601	85,733	121,794

Total balance sheet debt	278,877	289,351	299,075	383,534	389,609	423,534

Net present value of off-balance sheet rental fleet lease	—	—	656	755	1,012	1,070
Net present value of off-balance sheet production equipment leases	—	—	2,583	3,709	3,991	4,399

Total off-balance sheet financing	—	—	3,239	4,464	5,003	5,469

Total balance sheet debt and off-balance sheet financing	278,877	289,351	302,314	387,998	394,612	429,003
Less: cash and cash equivalents	230,947	223,597	172,480	24,305	66,498	37,656
Less: limited recourse debt from finance receivables monetizations	55,921	63,658	70,586	77,601	85,733	121,794

Net debt	$(7,991)	$2,096	$59,248	$286,092	$242,381	$269,553

Shareholders’ Equity	$507,140	$478,592	$436,238	$284,746	$276,780	$281,270

Net Debt-to-Net Debt plus Shareholders’ Equity	—	—	12%	50%	47%	49%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	35%	38%	41%	57%	58%	60%

* Maximum loss exposure under loss pool agreements related to finance receivable monetizations	$11,855	$22,160	$22,168	$22,168	$22,168	$22,198

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

		Fiscal Year		Quarter Ended			Fiscal Year
	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Net income (loss)	$27,866	$57,173	$35,696	$22,722	$7,484	($8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	13,406	25,122	(1,551)	12,405	5,570	8,698	30,555
Accounts receivable	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Other current assets	9,535	(12,553)	899	(14,132)	3,497	(2,817)	8,780
Accounts payable	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Accrued expenses	(8,211)	43,176	37,436	21,320	(5,837)	(9,743)	4,726
Finance receivables	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Other cash from operations	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)
Purchases of property, plant and equipment	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from sale of property, plant and equipment	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from sale of equipment held for rental	438	35,065	11,775	3,103	16,037	4,150	33,269
Cash portion of acquisitions	—	(105)	—	—	(105)	—	(109,557)
Other cash from investments	(28)	366	(35)	503	(56)	(46)	333
Payment of dividends	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	44	—	—	—	—	—	—
Effect of exchange rate changes on cash	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258
Seller financing	—	—	—	—	—	—	(10,000)
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—	—	(3,630)
Debt assumed in Delta acquisition	—	—	—	—	—	—	(103)
Other (1)	2,433	4,898	2,689	3,088	(582)	(297)	(1,184)

Free Cash Flow	$10,087	$267,457	$57,152	$226,844	($43,711)	$27,172	($98,450)

(1)	Includes changes in other off-balance sheet debt.
In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended		Three Months Ended		Three Months Ended
	October 30,	October 31,	October 30,	October 31,	October 30,	October31,
	2005	2004	2005	2004	2005	2004
Revenues
Net sales	$472,436	$302,131	$472,436	$302,131	$—	$—
Financial products	2,974	2,660	—	—	2,974	2,660
Rentals	2,313	1,870	2,226	1,751	87	119

	477,723	306,661	474,662	303,882	3,061	2,779
Cost of sales	382,859	280,966	382,793	280,772	66	194

Gross profit	94,864	25,695	91,869	23,110	2,995	2,585
Selling and administrative expenses	38,061	28,122	37,215	28,024	846	98
Product development expenses	6,437	5,908	6,437	5,908	—	—

Income (loss) from operations	50,366	(8,335)	48,217	(10,822)	2,149	2,487
Other income (deductions):
Interest expense	(5,977)	(8,996)	(4,916)	(6,703)	(1,061)	(2,293)
Miscellaneous, net	2,445	3,432	2,445	3,432	—	—

Income (loss) before taxes	46,834	(13,899)	45,746	(14,093)	1,088	194
Income tax provision (benefit)	18,968	(5,170)	18,527	(5,242)	441	72
Equity in income of Access Financial Solutions	—	—	647	122	—	—

Net income (loss)	$27,866	$(8,729)	$27,866	$(8,729)	$647	$122

Earnings (loss) per common share	$.54	$(.20)

Earnings (loss) per common share — assuming dilution	$.53	$(.20)

Cash dividends per share	$.005	$.005

Weighted average shares outstanding	51,212	43,277

Weighted average shares outstanding — assuming dilution	52,556	43,277

JLG Industries, Inc. — Page 14
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	October 30,	July 31,	October 30,	July 31,	October 30,	July 31,
	2005	2005	2005	2005	2005	2005
ASSETS
Current assets
Cash and cash equivalents	$230,947	$223,597	$230,947	$223,597	$—	$—
Trade accounts and finance receivables — net	379,393	419,866	325,249	373,417	54,144	46,449
Inventories	218,881	169,097	218,881	169,097	—	—
Other current assets	48,417	56,739	48,417	56,739	—	—

Total current assets	877,638	869,299	823,494	822,850	54,144	46,449
Property, plant and equipment — net	84,879	85,855	84,738	85,698	141	157
Equipment held for rental — net	38,401	22,570	38,153	22,259	248	311
Finance receivables, less current portion	29,688	30,354	—	—	29,688	30,354
Pledged receivables, less current portion	26,589	33,649	—	—	26,589	33,649
Goodwill	61,598	61,641	61,598	61,641	—	—
Intangible assets — net	31,795	32,086	31,795	32,086	—	—
Investment in Access Financial Solutions	—	—	41,132	40,485	—	—
Receivable from Access Financial Solutions	—	—	12,833	5,868	—	—
Other assets	64,675	68,143	64,521	68,009	154	134

	$1,215,263	$1,203,597	$1,158,264	$1,138,896	$110,964	$111,054

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,486	$1,496	$1,486	$1,496	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	29,045	29,642	—	—	29,045	29,642
Accounts payable	200,281	200,323	200,281	200,323	—	—
Accrued expenses	141,039	148,651	140,964	148,615	75	36

Total current liabilities	371,851	380,112	342,731	350,434	29,120	29,678
Long-term debt, less current portion	221,470	224,197	221,470	224,197	—	—
Limited recourse debt from finance receivables monetizations, less current portion	26,876	34,016	—	—	26,876	34,016
Payable to JLG Industries, Inc.	—	—	—	—	12,833	5,868
Accrued post-retirement benefits	31,455	31,113	31,455	31,113	—	—
Other long-term liabilities	28,464	27,233	28,464	27,233	—	—
Provisions for contingencies	28,007	28,334	27,004	27,327	1,003	1,007
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 51,667 shares; fiscal 2005 – 51,645 shares	10,333	10,329	10,333	10,329	30,000	30,000
Additional paid-in capital	175,452	180,696	175,452	180,696	—	—
Retained earnings	338,124	310,516	338,124	310,516	11,132	10,485
Unearned compensation	—	(7,397)	—	(7,397)	—	—
Accumulated other comprehensive loss	(16,769)	(15,552)	(16,769)	(15,552)	—	—

Total shareholders’ equity	507,140	478,592	507,140	478,592	41,132	40,485

	$1,215,263	$1,203,597	$1,158,264	$1,138,896	$110,964	$111,054

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended		Three Months Ended		Three Months Ended
	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,
	2005	2004	2005	2004	2005	2004
Operations
Net income (loss)	$27,866	$(8,729)	$27,866	$(8,729)	$647	$122
Adjustments to reconcile net income (loss) to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	(86)	161	(86)	161	—	—
(Gain) loss on sale of equipment held for rental	(72)	(1,300)	(72)	(1,300)	—	—
Non-cash charges and credits:
Depreciation and amortization	6,533	7,088	6,451	6,894	82	194
Other	7,031	2,749	6,733	3,267	298	(518)
Changes in selected working capital items:
Accounts receivable	39,186	62,217	48,344	35,355	(9,158)	26,862
Inventories	(50,027)	(16,368)	(50,027)	(16,368)	—	—
Accounts payable	(34)	10,554	(34)	10,554	—	—
Other operating assets and liabilities	1,324	(12,560)	1,285	(12,528)	39	(32)
Changes in finance receivables	1,351	(8,496)	—	—	1,351	(8,496)
Changes in pledged finance receivables	(196)	1,391	—	—	(196)	1,391
Changes in other assets and liabilities	(3,422)	(1,147)	(3,395)	(1,719)	(27)	572

Cash flow from operating activities	29,454	35,560	37,065	15,587	(6,964)	20,095

Investments
Purchases of property, plant and equipment	(3,145)	(2,895)	(3,145)	(2,895)	—	—
Proceeds from the sale of property, plant and equipment	102	81	102	81	—	—
Purchases of equipment held for rental	(18,121)	(10,089)	(18,121)	(10,061)	—	(28)
Proceeds from the sale of equipment held for rental	438	4,150	438	4,150	—	—
Cash portion of acquisitions	—	—	—	—	—	—
Investment in income of Access Financial Solutions	—	—	(647)	(122)	—	—
Other	(28)	(46)	(28)	(46)	—	—

Cash flow from investing activities	(20,754)	(8,799)	(21,401)	(8,893)	—	(28)

Financing
Net (decrease) increase in short-term debt	(11)	58	(11)	58	—	—
Issuance of long-term debt	—	85,016	—	85,016	—	—
Repayment of long-term debt	(97)	(85,092)	(97)	(85,092)	—	—
Issuance of limited recourse debt	—	—	—	—	—	—
Repayment of limited recourse debt	—	—	—	—	—	—
Change in receivable from Access Financial Solutions	—	—	(6,965)	20,089	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	6,965	(20,089)
Payment of dividends	(258)	(220)	(258)	(220)	—	—
Exercise of stock options	164	5,086	164	5,086	—	—
Excess tax benefits from stock-based compensation	44	—	44	—	—	—

Cash flow from financing activities	(158)	4,848	(7,123)	24,937	6,965	(20,089)

Currency Adjustments
Effect of exchange rate changes on cash	(1,192)	(2,767)	(1,191)	(2,789)	(1)	22

Cash and Cash Equivalents
Net change in cash and cash equivalents	7,350	28,842	7,350	28,842	—	—
Beginning balance	223,597	37,656	223,597	37,656	—	—

Ending balance	$230,947	$66,498	$230,947	$66,498	$—	$—

# # #